Investment Objectives and Goals - Defiance Fusion ETF	Nov. 12, 2026
Prospectus [Line Items]
Risk/Return [Heading]	Defiance Future Fusion ETF
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]	As a primary investment objective, the Defiance Future Fusion ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the BITA Global Fusion Energy Index (the “Index”).
Objective, Secondary [Text Block]	As a secondary investment objective, with respect to up to 15% of the Fund’s net assets, from time-to-time and in the Adviser’s discretion, the Fund seeks to provide exposure to companies that would have qualified for inclusion in the Index except that their securities are not publicly traded.